November 7, 2019

BNY MELLON INVESTMENT FUNDS III

BNY Mellon Global Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus and Statement of Additional Information

On or about December 31, 2019 (the "Effective Date"), Newton Investment Management (North America) Limited ("NIMNA"), the fund's sub-adviser, will reorganize into Newton Investment Management Limited ("NIM").  Consequently, as of the Effective Date, the sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the fund's investment adviser, and NIMNA will be terminated and NIM will serve as the fund's sub-adviser pursuant to a sub-investment advisory agreement between BNYM Investment Adviser and NIM.  There will be no change to the fund's investment objective, policies or strategies as a result of the reorganization of NIMNA into NIM.

NIMNA and NIM are indirect, wholly-owned subsidiaries The Bank of New York Mellon Corporation and affiliates of BNYM Investment Adviser.  NIMNA and NIM are located at the same principal office in London, United Kingdom, and each is regulated by the Financial Conduct Authority in the United Kingdom and registered or, in the case of NIM, will be registered as of the Effective Date, in the United States with the SEC as an investment adviser.  The fund's current portfolio managers who are responsible for the day-to-day management of the fund's investments will continue to manage the fund's investments as of the Effective Date.  The rate of sub-investment advisory fee payable by BNYM Investment Adviser to NIM will be the same as that currently payable by BNYM Investment Adviser to NIMNA and the terms of the sub-investment advisory agreement between BNYM Investment Adviser and NIM are substantially similar to those of the sub-investment advisory agreement between BNYM Investment Adviser and NIMNA.  A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and NIM will be available in the fund's annual report for the fiscal year ended October 31, 2019.

0617STK1119